UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

THE DUN & BRADSTREET CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15967	22-3725387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

103 JFK Parkway, Short Hills, New Jersey	07078
(Address of principal executive offices)	(Zip Code)

(973) 921-5500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF FILING

The purpose of this filing is to report to you that: (i) we have issued a press release announcing our financial results for the third quarter and year-to-date periods ending September 30, 2007; (ii) we have confirmed our 2007 full-year financial guidance; and (iii) we have announced our preliminary 2008 financial outlook.

(i)

Item 2.02.	Results of Operations and Financial Condition.

On November 5, 2007, we issued a press release announcing our financial results for the third quarter and year to date periods ending September 30, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 7.01.	Regulation FD Disclosure.

On November 5, 2007, we issued a press release confirming our 2007 full-year financial guidance and announcing our preliminary 2008 financial outlook. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated November 5, 2007 (furnished pursuant to Item 2.02 and Item 7.01).

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Dun & Bradstreet Corporation

By:	/s/ Jeffrey S. Hurwitz
Jeffrey S. Hurwitz Senior Vice President, General Counsel and Corporate Secretary

DATE: November 5, 2007

2

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of The Dun & Bradstreet Corporation, dated November 5, 2007 (furnished pursuant to Item 2.02 and Item 7.01).

3